[AIM LOGO APPEARS HERE]

                         AIM HIGH INCOME MUNICIPAL FUND


                                 ANNUAL REPORT                   MARCH 31, 1998

                      -----------------------------------

                                 AIM HIGH INCOME

                                 MUNICIPAL FUND

                           For shareholders who seek

                         a high level of current income

                           exempt from federal taxes

                               by investing in a

                            diversified portfolio of

                            fixed-income securities.

                      -----------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class A, B, and C shares have been offered for less than one year (since 1/2/98) all total return figures for Class A, B, and C shares reflect cumulative total return that has not been annualized.
o During the initial fiscal period, the Fund paid distributions for Class A, Class B, and Class C shares of $0.114, $0.091, and $0.089 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund invests primarily in higher-yielding, lower-rated municipal bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.


      MUTUAL FUNDS, ANNUITIES AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                    Dear Fellow Shareholder:

                    We are pleased to send you this first Fund report on the AIM
                    High Income Municipal Fund, a portfolio of high-yield
  [PHOTO OF         municipal bonds which commenced sales on January 2, 1998.
 Charles T.             Municipal bonds finished strongly in 1997 in
   Bauer,           anticipation that the Federal Reserve Board (the Fed) would
Chairman of         lower interest rates to counteract the dampening effects
the Board of        from the Far East currency situation. The rally in
  THE FUND          fixed-income markets was reflected in the yield on the
APPEARS HERE]       benchmark 30-year U.S. Treasury Bond, which fell from 6.27%
                    just prior to the Hong Kong stock market plunge on October
                    27 to 5.92% on December 31, 1997.
                        As interest rates fell, more new municipal bonds entered
                    the market, ending a long-standing drought in new-issue supply and increasing liquidity.
                        By the time of this report, the much-anticipated
                    economic slowdown had yet to arrive. Municipal-bond and
Treasury yields, which had continued their downward spiral in January, headed upward in February as the chance of the Fed's lowering rates was pushed further into the future. Just as the reporting period closed, the Fed chose to leave the benchmark federal funds rate at 5.50%, unchanged for a full 12 months. The yield on the 30-year U.S. Treasury Bond stood at 5.93%, about the same as at the beginning of the quarter.
    The following pages feature an interview with your Fund's managers. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.

EDUCATION EVENT WILL OFFER INVESTORS A REVIEW OF INVESTMENT POSSIBILITIES
AIM has always championed investor education, convinced that a more knowledgeable shareholder is a better customer. At AIM, we strongly believe every investor is well served by fundamental information about the saving and investing choices offered by the marketplace. A great deal of investment information will be available during an upcoming event that we hope our shareholders will participate in and learn from to the greatest extent possible.
    The event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable.
    The first National Summit on Retirement Savings will be held at the White House in June. Under the auspices of the Department of Labor working through public/private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action that would promote private retirement savings among American workers. We encourage you to look for further information on this White House summit in the national and local press.
    We are pleased to send you this report on your AIM Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Remember that automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be accessed through our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

NEW FUND OFF TO IMPRESSIVE START

A roundtable discussion with the Fund management team for AIM High Income Municipal Fund for the fiscal period ended March 31, 1998.
--------------------------------------------------------------------------------

AIM HIGH INCOME MUNICIPAL FUND PROVIDES SOLID INCOME

As of 3/31/98
--------------------------------------------------------------------------------
                                                  30-Day
                                                 SEC Yield
              30-Day        Taxable Equivalent  at Maximum    Taxable Equivalent
         Distribution Rate  Distribution Rate* Offering Price 30-Day SEC Yield*
--------------------------------------------------------------------------------

Class A        5.14%               8.51%           4.87%             8.06%

Class B        4.39                7.27            4.31              7.14

Class C        4.39                7.27            4.31              7.14
================================================================================

*Assumes highest marginal federal tax rate of 39.6%

Q.  HOW DID THE FUND PERFORM DURING ITS FIRST THREE MONTHS OF EXISTENCE?

A. We are pleased with the Fund's initial performance. At the end of the reporting period, the Fund was already offering attractive monthly income, exempt from federal income taxes, as illustrated by the chart below.
        The Fund also was already well diversified with 50 holdings spread across several market sectors and representing nearly every region of the U.S. Assets in the Fund grew rapidly and stood at $21 million at the end of the reporting period.
        For the period ended March 31, 1998, cumulative total return was 1.04%, 0.81%, and 0.79%, for Class A, B and C shares, respectively. Please keep in mind, total return figures reflect a less than three-month period. Moreover, the Fund is managed primarily for income rather than total return.
        One of the Fund's goals is stability of net asset value per share. During the reporting period, net asset value per share remained within a relatively narrow range of $9.93 to $10.04.

Q.  WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET?

A. Most types of bonds, including municipal issues, tended to appreciate in value as the fiscal year progressed because of low inflation and falling interest rates. During the 12-month period ended March 31, consumer prices rose just 1.4%, and the Federal Reserve Board (the Fed) left the federal funds rate unchanged.
        The municipal-bond market, including the high-yield sector, generally reflected trends in the U.S. Treasury market. However, municipal bonds, especially high-yield securities, tended to exhibit greater price stability as they were less sensitive to movements in interest rates. The year also saw a dramatic increase in new municipal-bond supply as issuers of these securities, including state and local governments, hospitals and universities, rushed to take advantage of falling interest rates.
        By January 1998, bond yields had fallen to their lowest levels in decades as bond prices continued to rise. While yields climbed in February and March, they were still low at the end of the reporting period.

Q.  IN SUCH AN ENVIRONMENT, WHY WERE HIGH-YIELD MUNICIPAL BONDS ATTRACTIVE?

A. Because they continued to offer some of the best yields in the municipal-bond market--yields that were quite compelling considering the low rate of inflation. Additionally, the overall credit quality of high-yield municipal bonds was good, and the large number of new issues and refundings made it possible to find attractively priced securities within this sector.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. Revenue bonds composed 96% of the portfolio while general obligation bonds formed 4%. Revenue bonds are paid with income generated by specific projects. This is usually a more reliable source of income than the tax dollars used to support general obligation bonds. State and local governments are finding it increasingly difficult to raise taxes to support general obligation bonds.
        Sectors that we liked within the high-yield municipal-bond market included hospitals, life-care facilities, and nursing homes. These sectors are catering to the needs of an aging population. At the end of the reporting period, hospital bonds composed about 24.7% of the portfolio; life-care bonds, 19.3%; and nursing home bonds, 19.0%.

Q.  WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?

A. As of March 31, 1998, the Fund had an average portfolio quality rating equivalent to BB- as measured by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio. Bonds rated BB or better composed approximately 32% of the portfolio. Higher-quality, non-rated securities made up 68% of the Fund's


          See important fund and index disclosures inside front cover.

    holdings. Most of the bonds in the portfolio were backed by collateral, which can be sold to help pay the debt obligations on the bonds, if necessary.

Q.  WHAT GUIDELINES DO YOU FOLLOW IN SELECTING BONDS FOR THE PORTFOLIO?

A. Although yield is a high priority, we won't sacrifice quality for yield. We are strongly committed to this principle and will not deviate from it. Since our primary focus is on revenue bonds, we look for issues that are associated with projects that make economic sense and have experienced management. We also look for issues that are undervalued relative to the rest of the market.

Q.  CAN YOU DESCRIBE THE STEPS YOU TAKE BEFORE BUYING A SECURITY?

A. The selection of bonds for the portfolio is a thorough process that can take four to six weeks. We review dozens of investment opportunities each week. We read feasibility, environmental-impact, and other studies pertaining to various projects. The bond-selection process also can involve actual visits to the project site and meetings with project management teams.
        Each of our in-house analysts then writes credit reports and internally rates each non-rated bond. We believe that our internal rating system is more valuable and more reliable than a rating assigned by an outside agency. Once a bond has been purchased, we continue to monitor its credit quality as long as it is in the portfolio.

Q. WHAT IMPACT DO YOU EXPECT THE TAXPAYERS' RELIEF ACT OF 1997 TO HAVE FOR INVESTORS?

A. The Taxpayer Relief Act of 1997 made investing more attractive by lowering the long-term capital gains tax rate. At the same time, it did not diminish the importance of municipal bond funds as sources of federally tax-exempt income as it left tax rates on ordinary income unchanged. Consequently, for the growing number of Americans in the 28% tax bracket or higher, municipal bond funds remain an attractive investment option.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. We remain optimistic about bonds, including high-yield municipal issues. If the economy continues to grow at a steady pace and inflation remains low, it should bode well for fixed-income securities. Moreover, the yields and prices of municipal bonds are attractive relative to taxable U.S. Treasury securities. Consequently, as Treasury supply diminishes in response to a shrinking federal deficit and more Americans become subject to higher tax brackets, municipal bonds could gain in popularity.
        If the Fed leaves monetary policy unchanged in the months ahead, bond yields should remain within a relatively narrow range around their current levels. If yields rise, however, we are prepared to take advantage of such a trend by investing in higher income-generating securities.


================================================================================
Top Five Bond Holdings
--------------------------------------------------------------------------------
As of 3/31/98, based on total net assets

                                              Coupon       Maturity       %
1. Garden City Hospital Finance Authority      5.75%       09/01/17     6.98%

2. Erie (County of) Industrial                 6.00%       02/01/28     4.97%
   Development Agency

3. New Jersey Economic                         5.75%       01/01/24     4.72%
   Development Authority

4. Massachusetts State Health & Education      5.375%      07/15/28     3.92%
   Facilities Authority

5. Fulton (County of) Housing Authority        6.50%       02/01/28     3.67%
================================================================================


PORTFOLIO COMPOSITION

As of 3/31/98, based on total investments


================================================================================
CREDIT RATING OF HOLDINGS           TYPES OF MUNICIPAL BONDS
--------------------------------------------------------------------------------
BB                2.8%              Revenue                       96%

BBB              19.8%              General Obligation            4%

A                 7.1%              Number of Holdings            50

AAA               1.9%              Average Maturity              24.75 Years

Non-Rated        68.4%              Duration                      9.4 Years

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================



          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

March 31, 1998

                                           PAR       MARKET
                                          (000)       VALUE

MUNICIPAL OBLIGATIONS-98.77%

COLORADO-1.13%

Colorado Health Facilities Authority
  (National Benevolent Association);
  Refunding Series B RB
  5.25%, 02/01/28                         $  250   $   240,160
--------------------------------------------------------------

GEORGIA-3.67%

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                            780       779,906
--------------------------------------------------------------

HAWAII-2.33%

Hawaii (State of) Department of
  Transportation (Continental Airlines,
  Inc.); Special Facilities RB
  5.625%, 11/15/27(a)                        500       494,980
--------------------------------------------------------------

ILLINOIS-2.54%

Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                            100       107,580
--------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series RB
  5.90%, 11/15/24                            325       326,459
--------------------------------------------------------------
Saint Charles (City of) (Tri-city Center
  Associates Limited Project); IDR
  7.50%, 11/01/13                            100       106,046
--------------------------------------------------------------
                                                       540,085
--------------------------------------------------------------

INDIANA-2.28%

Indiana Health Facilities Financing
  Authority (Jackson County Scheck
  Memorial); Hospital Refunding RB
  5.125%, 02/15/17                           500       483,245
--------------------------------------------------------------

IOWA-3.79%

Iowa Finance Authority Community
  Rehabilitation Providers (Lutheran
  Children's Home Society-Bremwood
  Project); RB
  5.80%, 12/01/24                            700       702,086
--------------------------------------------------------------
Iowa Finance Authority (Park West
  Housing Project); Multi-Family
  Refunding RB
  8.00%, 10/01/23                            100       103,353
--------------------------------------------------------------
                                                       805,439
--------------------------------------------------------------

KANSAS-0.21%

Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                             40        43,864
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE

MARYLAND-0.96%

Fredrick (County of) Retirement
  Community (Buckingham's Choice Inc.
  Facility); Series A RB
  5.90%, 01/01/17                         $  200   $   202,920
--------------------------------------------------------------

MASSACHUSETTS-3.92%

Massachusetts State Health and Education
  Facilities Authority
  (Milford-Whitinsville Regional
  Hospital); Series C RB
  5.375%, 07/15/28                           845       832,739
--------------------------------------------------------------

MICHIGAN-11.15%

Garden City Hospital Finance Authority
  (Garden City Hospital Obligation);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                          1,500     1,481,790
--------------------------------------------------------------
Michigan (State of) Strategic Fund
  (Consumers Power Project); Variable
  Rate Demand RB
  3.80%, 04/15/18(b)                         390       390,000
--------------------------------------------------------------
Tawas (City of) Hospital Finance
  Authority (St. Joseph Health System);
  Refunding Series A RB
  5.75%, 02/15/23                            500       494,420
--------------------------------------------------------------
                                                     2,366,210
--------------------------------------------------------------

MINNESOTA-9.16%

Andover (City of) (Presbyterian Homes
  Inc. Project); Elderly Housing RB
  6.25%, 12/01/27                            500       501,835
--------------------------------------------------------------
Columbia Heights (City of) Multi-Family
  and Health Care Facility (Crest View
  Corp Project); RB
  6.00%, 03/01/33                            500       501,080
--------------------------------------------------------------
Minneapolis Health Care Facility
  (Ebenezer Society Project); Series A
  RB
  7.00%, 07/01/12                            100       104,602
--------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                            335       335,559
--------------------------------------------------------------
  6.00%, 05/01/28                            500       501,110
--------------------------------------------------------------
                                                     1,944,186
--------------------------------------------------------------

MISSISSIPPI-1.29%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                            250       273,113
--------------------------------------------------------------

MISSOURI-7.00%

Bolivar (City of) Industrial Development
  Authority (Citizens Memorial Health
  Care Foundation); Refunding and
  Improvement RB
  5.75%, 07/01/17                            500       493,365
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE

MISSOURI-(CONTINUED)

Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                         $  500   $   501,485
--------------------------------------------------------------
Missouri State Health and Educational
  Facilities Authority (Freeman Health
  Systems Project); Health Facilities RB
  5.25%, 02/15/18                            500       490,295
--------------------------------------------------------------
                                                     1,485,145
--------------------------------------------------------------

NEVADA-2.34%

Clark (County of) (Nevada Power Co.
  Project); Refunding Series C IDR
  5.50%, 10/01/30                            500       496,250
--------------------------------------------------------------

NEW HAMPSHIRE-3.76%

New Hampshire Higher Educational and
  Health Facilities Authority (Daniel
  Webster College); RB
  7.625%, 07/01/16                           100       110,230
--------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Franklin
  Pierce College); RB
  6.00%, 04/01/04(c)                          55        60,612
--------------------------------------------------------------
  5.25%, 10/01/18                            350       345,244
--------------------------------------------------------------
  6.00%, 10/01/18                             30        30,242
--------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Monadnock
  Community Hospital); Hospital RB
  5.70%, 10/01/20                            250       251,885
--------------------------------------------------------------
                                                       798,213
--------------------------------------------------------------

NEW JERSEY-8.07%

New Jersey Economic Development
  Authority (Franciscan Oaks Project);
  First Mortgage RB
  5.75%, 10/01/23                            500       506,710
--------------------------------------------------------------
New Jersey Economic Development
  Authority (Keswick Pines Inc.); First
  Mortgage Refunding RB
  5.75%, 01/01/24                          1,000     1,002,100
--------------------------------------------------------------
New Jersey Economic Development
  Authority (Leisure Park Project);
  Series A RB
  5.875%, 12/01/27                           200       203,276
--------------------------------------------------------------
                                                     1,712,086
--------------------------------------------------------------

NEW YORK-11.41%

Erie (County of) Industrial Development
  Agency (Episcopal Church Home); Life
  Care Community Series A RB
  6.00%, 02/01/28                          1,050     1,054,662
--------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College Project);
  Civic Facility RB
  7.00%, 07/01/23                            150       161,310
--------------------------------------------------------------
New York (City of); Unlimited Tax Series
  C GO
  5.375%, 10/01/22                           355       355,756
--------------------------------------------------------------
  5.375%, 11/15/27                           500       498,860
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE

NEW YORK-(CONTINUED)

Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.375%, 12/01/17(a)                     $  350   $   352,366
--------------------------------------------------------------
                                                     2,422,954
--------------------------------------------------------------

NORTH CAROLINA-8.00%

Charlotte (City of) (Charlotte/Douglas
  International Airport); Refunding
  Special Facilities RB
  5.60%, 07/01/27(a)                         400       394,804
--------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Deerfield
  Episcopal Retirement); First Mortgage
  Series RB
  6.00%, 11/01/19                            300       305,031
--------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Glenaire
  Project); First Mortgage Series RB
  5.75%, 07/01/19                            500       498,550
--------------------------------------------------------------
  5.85%, 07/01/27                            500       500,650
--------------------------------------------------------------
                                                     1,699,035
--------------------------------------------------------------

NORTH DAKOTA-2.43%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.375%, 12/01/34                           500       515,770
--------------------------------------------------------------

OHIO-0.98%

Fairfield (City of) Economic Development
  (Beverly Enterprises Project);
  Refunding Series RB
  8.50%, 01/01/03                            190       207,167
--------------------------------------------------------------

PENNSYLVANIA-3.18%

Allegheny (County of) Industrial
  Development Authority (USX Corp.);
  Refunding Environmental Improvement RB
  5.60%, 09/01/30                            500       502,995
--------------------------------------------------------------
Doylestown Hospital Authority (Pine Run
  Retirement Hospital); Hospital Series
  A RB
  7.20%, 07/01/03(b)                         150       172,290
--------------------------------------------------------------
                                                       675,285
--------------------------------------------------------------

TENNESSEE-1.87%

Nashville and Davidson (County of)
  Health and Educational Facilities
  Board of Metro Government (Blakeford
  at Green Hills); Refunding RB
  5.65%, 07/01/24                            400       396,716
--------------------------------------------------------------

TEXAS-3.08%

Harrison County Health Facilities
  Development Corp. (Marshall Regional
  Medical Center Project); Hospital RB
  5.50%, 01/01/18                            650       653,289
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE

WEST VIRGINIA-2.33%

Braxton (County of) (Weyerhaeuser Co.
  Project); Refunding Solid Waste
  Disposal RB
  5.40%, 05/01/25(a)                      $  500   $   494,850
--------------------------------------------------------------

WYOMING-1.89%

Teton (County of) Hospital District (St.
  John's Hospital); Refunding and
  Improvement Hospital RB
  5.80%, 12/01/17                            400       400,704
--------------------------------------------------------------
TOTAL INVESTMENTS-98.77%                            20,964,311(d)
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.23%                    260,152
--------------------------------------------------------------
NET ASSETS-100.00%                                 $21,224,463
==============================================================


Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
RB   - Revenue Bonds

Notes to Schedule of Investments:

(a)Security subject to the alternative minimum tax.
(b)Demand Security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 03/31/98.
(c)Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d)Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS:

Investments, at market value (cost
  $20,941,334)                             $   20,964,311
---------------------------------------------------------
Cash                                               24,115
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,723,999
---------------------------------------------------------
  Interest                                        253,721
---------------------------------------------------------
  Advisor                                          27,650
---------------------------------------------------------
Other assets                                       16,776
---------------------------------------------------------
    Total assets                               23,010,572
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,724,773
---------------------------------------------------------
  Dividends                                        39,453
---------------------------------------------------------
Accrued administrative services fees                6,198
---------------------------------------------------------
Accrued directors' fees                             1,995
---------------------------------------------------------
Accrued distribution fees                          10,149
---------------------------------------------------------
Accrued operating expenses                          3,541
---------------------------------------------------------
    Total liabilities                           1,786,109
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   21,224,463
=========================================================

NET ASSETS:

Class A                                    $   17,786,709
=========================================================
Class B                                    $    2,699,327
=========================================================
Class C                                    $      738,427
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   1,779,956
=========================================================
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     270,279
=========================================================
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                      73,932
=========================================================
Class A:

Net asset value and redemption price per
  share                                    $         9.99
=========================================================
Offering price per share:
  (Net asset value of $9.99 divided
   by 95.25%)                              $        10.49
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $         9.99
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $         9.99
=========================================================

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 2, 1998 (DATE OPERATIONS COMMENCED)
THROUGH MARCH 31, 1998

INVESTMENT INCOME:

Interest income                              $   174,814
--------------------------------------------------------

EXPENSES:

Advisory fees                                     20,756
--------------------------------------------------------
Administrative services fees                      18,594
--------------------------------------------------------
Distribution fees -- Class A                       7,728
--------------------------------------------------------
Distribution fees -- Class B                       2,778
--------------------------------------------------------
Distribution fees -- Class C                         904
--------------------------------------------------------
Transfer agent fees                                  538
--------------------------------------------------------
Registration and filing fees                       3,234
--------------------------------------------------------
Other                                              5,943
--------------------------------------------------------
    Total expenses                                59,937
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                 (48,298)
--------------------------------------------------------
    Net expenses                                  11,639
--------------------------------------------------------
Net investment income                            163,175
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                          (12,029)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      22,977
--------------------------------------------------------
       Net gain on investment securities          10,948
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $   174,123
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JANUARY 2, 1998 (DATE OPERATIONS COMMENCED) THROUGH MARCH 31,
1998

OPERATIONS:

  Net investment income                                       $   163,175
-------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (12,029)
-------------------------------------------------------------------------
  Net unrealized appreciation of investment securities             22,977
-------------------------------------------------------------------------
       Net increase in net assets resulting from operations       174,123
-------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (147,248)
-------------------------------------------------------------------------
  Class B                                                         (10,991)
-------------------------------------------------------------------------
  Class C                                                          (3,590)
-------------------------------------------------------------------------
Net increase from capital stock transactions:
  Class A                                                      17,776,038
-------------------------------------------------------------------------
  Class B                                                       2,698,087
-------------------------------------------------------------------------
  Class C                                                         738,044
-------------------------------------------------------------------------
       Net increase in net assets                              21,224,463
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                  --
-------------------------------------------------------------------------
  End of period                                               $21,224,463
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $21,212,169
-------------------------------------------------------------------------
  Undistributed net investment income                               1,346
-------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (12,029)
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 22,977
-------------------------------------------------------------------------
                                                              $21,224,463
=========================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares, all of which commenced operations on January 2, 1998. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income which is exempt from federal income taxes.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 68.40% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees on the Fund. During the period January 2, 1998 (date operations commenced) through March 31, 1998, AIM waived advisory fees and reimbursed expenses of $48,298.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the period January 2, 1998 (date operations commenced) through March 31, 1998, the Fund reimbursed AIM $18,594 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the period January 2, 1998 (date operations commenced) through March 31, 1998, the Fund paid AFS $280 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares ("Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the period January 2, 1998 (date operations commenced) through March 31, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $7,728, $2,778 and $904, respectively, as compensation under the Plans.
  Under the terms of a master distribution agreement between the Company and the Fund, AIM Distributors acts as the exclusive distributor of the Fund's shares. AIM Distributors received commissions of $8,743 from the sales of Class A shares of the Fund during the period January 2, 1998 (date operations commenced) through March 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period January 2, 1998 (date operations commenced) through March 31, 1998, AIM Distributors received $3,627 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period January 2, 1998 (date operations commenced) through March 31, 1998 was $22,958,019 and $2,392,175, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 74,075
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (51,098)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $ 22,977
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding during the period January 2, 1998 (date operations commenced) through March 31, 1998 were as follows:

                                            MARCH 31,
                                              1998
                                     -----------------------
                                      SHARES       AMOUNT
                                     ---------   -----------
Sold:
  Class A                            1,830,454   $18,280,746
------------------------------------------------------------
  Class B                              270,282     2,698,095
------------------------------------------------------------
  Class C                               73,780       736,528
------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                                7,600        75,970
------------------------------------------------------------
  Class B                                  457         4,564
------------------------------------------------------------
  Class C                                  152         1,516
------------------------------------------------------------
Reacquired:
  Class A                              (58,098)     (580,678)
------------------------------------------------------------
  Class B                                 (460)       (4,572)
------------------------------------------------------------
  Class C                                    -             -
------------------------------------------------------------
                                     2,124,167   $21,212,169
============================================================

NOTE 6- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Net asset value, beginning of period                          $ 10.00       $10.00        $10.00
------------------------------------------------------------  -------       ------        ------
Income from investment operations:
    Net investment income                                        0.11         0.09          0.09
------------------------------------------------------------  -------       ------        ------
    Net gains (losses) on securities (both realized and
     unrealized)                                                (0.01)       (0.01)        (0.01)
------------------------------------------------------------  -------       ------        ------
        Total from investment operations                         0.10         0.08          0.08
------------------------------------------------------------  -------       ------        ------
Less distributions:
    Dividends from net investment income                        (0.11)       (0.09)        (0.09)
------------------------------------------------------------  -------       ------        ------
Net asset value, end of period                                $  9.99       $ 9.99        $ 9.99
============================================================  =======       ======        ======
Total return(a)                                                  1.04%        0.81%         0.79%
============================================================  =======       ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $17,787       $2,699        $  738
============================================================  =======       ======        ======
Ratio of expenses to average net assets(b)                       0.25%(c)     1.00%(c)      1.00%(c)
============================================================  =======       ======        ======
Ratio of net investment income to average net assets(d)          4.80%(c)     4.05%(c)      4.05%(c)
============================================================  =======       ======        ======
Portfolio turnover rate                                            21%          21%           21%
============================================================  =======       ======        ======

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.65% (annualized), 2.44% (annualized) and 2.44% (annualized) for Classes A, B and C, respectively.

(c) Ratios are annualized and based on average net assets of $12,677,152, $1,139,458 and $370,817 for Classes A, B and C, respectively.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.40% (annualized), 2.61% (annualized) and 2.61% (annualized) for Classes A, B and C, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Tax-Exempt Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1998, and the related statement of operations for the period January 2, 1998 (date operations commenced) through March 31, 1998, the statement of changes in net assets for the period January 2, 1998 (date operations commenced) through March 31, 1998 and the financial highlights for the period January 2, 1998 (date operations commenced) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 1998, the results of its operations for the period January 2, 1998 (date operations commenced) through March 31, 1998, changes in its net assets for the period January 2, 1998 (date operations commenced) through March 31, 1998 and the financial highlights for the period January 2, 1998 (date operations commenced) through March 31, 1998, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Houston, Texas
May 1, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                                 OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                              11 Greenway Plaza
Chairman                                           Chairman                                      Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                 Carol F. Relihan                              Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                                     TRANSFER AGENT
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                         A I M Fund Services, Inc.
                                                                                                 P.O. Box 4739
Edward K. Dunn Jr.                                 Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Vice President and Assistant Treasurer
Director, AEGEON USA;                                                                            CUSTODIAN
Formerly Vice Chairman and President,              Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and           Vice President                                The Bank of New York
President, Mercantile Bankshares                                                                 90 Washington Street
                                                   Melville B. Cox                               11th Floor
Jack Fields                                        Vice President                                New York, NY 10286
Chief Executive Officer
Texana Global, Inc.;                               Karen Dunn Kelley                             COUNSEL TO THE FUND
Formerly Member                                    Vice President
of the U.S. House of Representatives                                                             Ballard Spahr
                                                   Renee A. Bamford                              Andrews & Ingersoll, LLP
Carl Frischling                                    Assistant Secretary                           1735 Market Street
Partner                                                                                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel                  P. Michelle Grace
                                                   Assistant Secretary                           COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer              Jeffrey H. Kupor                              Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                        Assistant Secretary                           919 Third Avenue
                                                                                                 New York, NY 10022
John F. Kroeger                                    Nancy L. Martin
Formerly Consultant                                Assistant Secretary                           DISTRIBUTOR
Wendell & Stockel Associates, Inc.
                                                   Ofelia M. Mayo                                A I M Distributors, Inc.
Lewis F. Pennock                                   Assistant Secretary                           11 Greenway Plaza
Attorney                                                                                         Suite 100
                                                   Lisa A. Moss                                  Houston, TX 77046
Ian W. Robinson                                    Assistant Secretary
Consultant; Formerly Executive                                                                   AUDITORS
Vice President and                                 Kathleen J. Pflueger
Chief Financial Officer                            Assistant Secretary                           KPMG Peat Marwick LLP
Bell Atlantic Management                                                                         700 Louisiana
Services, Inc.                                     Samuel D. Sirko                               Houston, TX 77002
                                                   Assistant Secretary
Louis S. Sklar
Executive Vice President                           Stephen I. Winer
Hines Interests                                    Assistant Secretary
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal end as to the federal tax status of dividends paid by the Fund during the period ended March 31, 1998.

AIM High Income Municipal Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.1139, $0.0907 and $0.0889 per share, respectively, to shareholders during the Fund's initial tax year ended March 31, 1998. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                               -----------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                               -----------------


                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds --Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hours-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
           ELEVEN GREENWAY PLAZA                                       AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Select Growth Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$89 billion in assets for more than 3.9 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of March 31, 1998. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-







